Exhibit 24.1

POWER OF ATTORNEY

(S-8 Registration Statement for the Home Office Employees’

Deferred Compensation Plan)

The undersigned, an officer and/or director of STANCORP FINANCIAL GROUP, INC. does hereby constitute and appoint Eric E. Parsons, Cindy J. McPike, and Michael T. Winslow, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable StanCorp Financial Group, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of StanCorp Financial Group, Inc. acquired pursuant to the Home Office Employees’ Deferred Compensation Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of StanCorp Financial Group, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 3, 2004

/s/ Virginia L. Anderson

Virginia L. Anderson

/s/ Frederick W. Buckman

Frederick W. Buckman

/s/ John E. Chapoton

John E. Chapoton

/s/ Richard Geary

Richard Geary

/s/ Wanda G. Henton

Wanda G. Henton

/s/ Peter O. Kohler

Peter O. Kohler, MD

/s/ Jerome J. Meyer

Jerome J. Meyer

/s/ Ralph R. Peterson

Ralph R. Peterson

/s/ E. Kay Stepp

E. Kay Stepp

/s/ Michael G. Thorne

Michael G. Thorne

/s/ Ronald E. Timpe

Ronald E. Timpe